SHAREHOLDER LETTER


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin's AGE High Income Fund seeks to provide investors with high, current income, with a secondary objective of principal appreciation. The fund invests in a diversified portfolio consisting primarily of high yield, lower-rated corporate bonds.
--------------------------------------------------------------------------------


Dear Shareholder:

This semiannual report for Franklin's AGE High Income Fund covers the six-month period ended November 30, 1999. After slowing somewhat in the second quarter of 1999, the U.S. economy's growth accelerated in the third quarter to an annualized 5.7%, a remarkably strong number. Inflation, as measured by the Consumer Price Index (CPI), edged up from 2.0% at the beginning of the period to 2.6% at its close, and interest rates rose markedly.

This environment was challenging for most fixed-income assets, including high yield bonds, the fund's principal investments. Despite robust economic growth and historically low inflation, the Federal Reserve Board's three successive 0.25% interest rate hikes increased corporate financing costs as well as curtailed investor preference for high yield market risk. During the period, the benchmark 10-year Treasury bond's yield rose from 5.76% on June 1, 1999, to 6.19% on November 30, 1999, causing the 10-year bond to return -1.05% for the period. Bond prices generally move in the opposite direction from interest rates, so as one rises the other falls. The risk premium demanded for high yield issues, the additional yield expected for such bonds over U.S. Treasuries, rose 53 basis points, from 4.93% at the beginning of the period to 5.46% at the period's close, as measured by the Chase High Yield Index. The Chase High Yield Index and CS First Boston High Yield Index, the fund's benchmark, returned -1.23% and -0.70%, respectively, over the six-month period, significantly better than the 10-year U.S. Treasury bond, and reflected the strong corporate sector fundamentals during the six months under review.(1)

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 16 of this report.

CONTENTS

Shareholder Letter .....    1

Performance Summary ....   10

Financial Highlights &
Statement of Investments   12

Financial Statements ...   24

Notes to
Financial Statements ...   27

[FUND CATEGORY PYRAMID GRAPHIC]

PORTFOLIO BREAKDOWN
Based on Total Net Assets
11/30/99

[PIE CHART GRAPHIC]

Bonds                     92.7%
Equities                   3.5%
Short-Term Obligations
 & Other Net Assets        3.8%



PORTFOLIO UPDATE

Interest-rate volatility caused most fixed-income products' performance to suffer, and the fund generated historically below-average returns during the period. However, the fund's returns were in line with its benchmark index, and the fund's Class A shares produced a -1.03% cumulative total return for the period.(2) During the six months under review, we focused on growth sectors and prudent individual security selection, and by doing this, believed the fund would be well-positioned to take advantage of positive industry trends once interest-rate volatility decreased. Additionally, high yield interest-rate spreads (5.46%) remained wide by historical standards on November 30, 1999, higher than the 10-year average of 5.27% and significantly higher than the 5-year average of 4.28%, as measured by the Chase High Yield Index. If spreads do return to their historical averages, the lower rates could cause high yield bonds' values to increase.

1. Indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index.

2. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions and does not include the sales charge.

As of November 30, 1999, the fund's largest industry weightings were in telecommunications (13.5% of total net assets), wireless communication (11.6%), cable & broadcasting (8.8%), energy (6.2%) and media (5.4%).

SECTOR DISCUSSIONS

TELECOMMUNICATIONS

The telecommunications sector performed well over the reporting period. We maintained our focus on companies with strong management teams, ready access to capital, their own networks and equipment, and the ability to provide a complete spectrum of services (known as bundling) to their customers. Consolidation was one of the sector's most important trends, and the fund was strategically positioned to take advantage of several mergers and acquisitions during the reporting period. One example is the merger between fund holding IXC Communications Inc. and Cincinnati Bell Inc. The merger significantly improved IXC's performance, as Cincinnati Bell's financial position was substantially stronger than IXC's, which resulted in a healthier credit profile for IXC following the merger. Consolidation for competitive local exchange carriers (CLECs) has taken place a little slower than expected; however, we believe it is likely to accelerate and recent valuations for many CLECs were still attractive.

Overall, the fund materially increased its weighting in the telecommunications sector during the period from 10.6% of total net assets on May 31, 1999, to 13.5% at the end of the reporting period. This was largely due to the addition of Williams Communications Group Inc. and PSINet Inc. to the portfolio. Williams is a wholesale communications provider that boasts good access to capital, and a strong engineering and construction background that it is using to build out its network. PSINet is an Internet service provider (ISP) that concentrates primarily on business customers, but also sells wholesale services to other ISPs to maximize its network utilization. PSINet is a global, rapidly growing company, and we believe it will be a valuable addition to the portfolio going forward.

WIRELESS

During the reporting period, the wireless sector benefited from increased market penetration and strong demand. On the cellular side, ongoing growth in the subscriber base largely offset pricing pressures, as wireless phones continued their transition from a luxury good to a more standard consumer product. In addition to favorable demand dynamics, many of the fund's holdings benefited from growth in voice applications as well as optimism surrounding the future growth of data applications such as the Internet and email. During the six months under review, holdings such as Rogers Cantel Mobile Communications Inc. and Dobson/Sygnet Communications Co. performed well due to their efforts to strengthen their relationships with AT&T Corp. AT&T purchased 33% of Rogers Cantel, and the company used the cash infusion to pay down debt, strengthening its credit profile. Dobson/Sygnet bolstered its strategic relationship with AT&T, and continued using its own free cash flow to rapidly reduce its debt.

Several of the fund's other wireless holdings also performed strongly during the period. Triton PCS Inc.'s and Nextel Partners Inc.'s bonds increased in value due to the successful construction of their respective networks ahead of schedule. Triton PCS completed its initial public offering (IPO) successfully in November, and later in the period we sold the position to take advantage of their bond's strong price appreciation. The fund initiated two new positions on the cellular side during the period -- VoiceStream Wireless Corp. and Crown Castle International Corp. Crown Castle is a leading wireless tower operator, and VoiceStream is a consolidator of wireless operators using GSM technology (an international digital radio standard) and is expanding its network to achieve national coverage. We believe both are poised to benefit from strong cellular growth trends going forward.

The fund's paging sector positions, unfortunately, came under increasing pressure due to intense industry competition and concern over the substitution effect toward cellular phones from pagers. Pricing power declined, and we expect competition to remain fierce in this sector. However, it should be noted that much of the paging sector competition is coming from the cellular providers, a trend that benefits many of the fund's cellular holdings.


TOP 10 HOLDINGS
11/30/99

COMPANY                       % OF TOTAL
INDUSTRY                      NET ASSETS
----------------------------------------
AMFM Inc.
Consumer Services                  1.38%

NEXTLINK
Communications Inc.
Telecommunications                 1.35%

HMH Properties Inc.
Real Estate                        1.31%

Amkor Technology Inc.
Electronic Technology              1.15%

P&L Coal Holdings Corp.
Energy Minerals                    1.15%

Allied Waste
North America Inc.
Industrial Services                1.15%

PSINet Inc.
Electronic Technology              1.15%

Global Crossings
Holdings Ltd.
Telecommunications                 1.14%

Level 3
Communications Inc.
Telecommunications                 1.11%

Allegiance Telecom Inc.
Telecommunications                 1.11%


CABLE & BROADCASTING

Mergers and acquisitions continued during the period, and the cable sector benefited from strong demand and efficiencies of scale that come with consolidation. In addition, many cable companies have dependable, utility-like revenue streams from their core video products, an attribute we find attractive especially in light of the industry's high growth potential. During the period, we maintained our emphasis on competitive companies with lower cost structures, and in general, we looked for companies that were leaders in their respective markets. Fund position NTL Inc. announced a merger with Cable & Wireless PLC (U.K.) that will create the U.K.'s largest cable operator. Moreover, France Telecom is expected to invest additional equity into NTL as part of the transaction, which should further strengthen NTL's credit profile. Fund holding United Pan-Europe Communications NV (UPC), one of Europe's largest television operators, benefited from the issuance of additional equity and a favorable outlook for new services such as the Internet and telephony.

On the broadcasting side, consolidation and deregulation benefited many of the fund's holdings. Chancellor Media Corp. merged with Clear Channel Communications Inc., one of the largest radio and outdoor advertising companies in the U.S., forming a much larger, more diversified company (AMFM Inc.) that should produce better credit profiles going forward. Deregulation continued in the television subsector with favorable rulings by the Federal Communications Commission, which increased the promise of further consolidation in the future.


DIVIDEND DISTRIBUTIONS
6/1/99 - 11/30/99

                           DIVIDEND PER SHARE
            ----------------------------------------------------
MONTH        CLASS A      CLASS B       CLASS C       ADVISOR
----------------------------------------------------------------
June         2.2 cents    2.09 cents    2.09 cents    2.23 cents

July         2.2 cents    2.09 cents    2.09 cents    2.23 cents

August       2.2 cents    2.09 cents    2.09 cents    2.23 cents

September    2.2 cents    2.08 cents    2.09 cents    2.23 cents

October      2.2 cents    2.08 cents    2.09 cents    2.23 cents

November     2.2 cents    2.08 cents    2.09 cents    2.23 cents
----------------------------------------------------------------
TOTAL       13.2 CENTS   12.51 CENTS   12.54 CENTS   13.38 CENTS


ENERGY

Energy sector companies delivered quite mixed performances over the reporting period. In general, refiners suffered the impact of lower refining margins due to the sharp rise in crude oil and natural gas prices, whereas service companies and exploration and production companies benefited from oil and gas strength. Many were able to adapt their business plans and rebound, such as fund holdings Chesapeake Energy Corp. and Bellwether Exploration Co. Overall, we favored companies possessing high-quality assets with the infrastructure necessary to leverage improving oil-sector fundamentals. The fund's investment in R&B Falcon Corp. exemplified this strategy. R&B Falcon has high quality assets, operates the world's largest fleet of offshore drill rigs and is heavily exposed to deep water drilling, a segment that is likely to be the industry's growth engine going forward. R&B Falcon bonds performed strongly during the period due to optimism surrounding the company's medium- to long-term prospects, and the most recent debt issue was priced attractively.

MEDIA

In general, companies within the media sector benefited from strong domestic growth and a flourishing service economy. The media sector is composed of a very diverse group of companies, ranging from printers to outdoor advertisers, and even theme parks, providing a variety of business models. Consequently, we maintained our bottom-up, company-specific approach to investing in the sector, concentrating principally on industry leaders with strong business plans, visionary management teams and favorable cost structures. One of the fund's holdings, Big Flower Press Holdings Inc., announced a recapitalization plan whereby the bonds will be repurchased at a significant premium. The deal is expected to close by the end of 1999, and the bonds performed well on the positive news.

LOOKING FORWARD

Recent economic data suggests that growth should continue to remain positive as underlying fundamentals remain supportive. Inflation, although slightly higher, is relatively benign and low by historical standards, and the three interest rate hikes on the part of the Federal Reserve Board have, in our opinion, provided increased interest rate clarity. An environment of continued, positive economic growth with historically low inflation should provide a favorable environment for high yield bonds over the near to intermediate term, provided interest rates remain stable. In general, we believe high yield valuations are attractive on a historical basis, and that improving fundamentals lend encouragement for sector performance going forward.

Sincerely,

/s/ CHRISTOPHER J. MOLUMPHY

Christopher J. Molumphy
Senior Portfolio Manager
Franklin's AGE High Income Fund

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of November 30, 1999, the end of the reporting period. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

CLASS A (formerly Class I): Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C (formerly Class II): Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.

SIX-MONTH PERFORMANCE SUMMARY AS OF 11/30/99

Six-month total return does not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
Six-Month Total Return                         -1.03%
Net Asset Value (NAV)                          (11/30/99) $2.53        (5/31/99) $2.69
Change in NAV                                  -$0.16

Distributions (6/1/99-11/30/99)                Dividend Income         $0.132

CLASS B
Six-Month Total Return                         -1.68%
Net Asset Value (NAV)                          (11/30/99) $2.52        (5/31/99) $2.69
Change in NAV                                  -$0.17

Distributions (6/1/99-11/30/99)                Dividend Income         $0.1251

CLASS C
Six-Month Total Return                         -1.66%
Net Asset Value (NAV)                          (11/30/99) $2.53        (5/31/99) $2.70
Change in NAV                                  -$0.17

Distributions (6/1/99-11/30/99)                Dividend Income         $0.1254

ADVISOR CLASS
Six-Month Total Return                         -0.96%
Net Asset Value (NAV)                          (11/30/99) $2.53        (5/31/99) $2.69
Change in NAV                                  -$0.16

Distributions (6/1/99-11/30/99)                Dividend Income         $0.1338


            Past performance does not guarantee future results.


ADDITIONAL PERFORMANCE
AS OF QUARTER ENDED 12/31/99


                                                                            INCEPTION
CLASS A                                1-YEAR      5-YEAR      10-YEAR      (12/31/69)
--------------------------------------------------------------------------------------
Cumulative Total Return(1)              +0.48%     +54.96%     +165.55%    +1,041.96%

Average Annual Total Return(2)          -3.70%      +8.17%       +9.79%        +8.30%

Value of $10,000 Investment(3)         $9,630     $14,812      $25,452      $109,252



                                                                         INCEPTION
CLASS B                                                        1-YEAR     (1/1/99)
----------------------------------------------------------------------------------
Cumulative Total Return(1)                                     +0.03%      +0.03%

Average Annual Total Return(2)                                 -3.60%      -3.60%

Value of $10,000 Investment(3)                                            $9,640



                                                                         INCEPTION
CLASS C                                      1-YEAR       3-YEAR         (5/16/95)
----------------------------------------------------------------------------------
Cumulative Total Return(1)                   -0.03%       +12.86%        +36.92%

Average Annual Total Return(2)               -2.00%        +3.76%         +6.78%

Value of $10,000 Investment(3)              $9,800       $11,171        $13,545



                                                                                 INCEPTION
ADVISOR CLASS(4)                            1-YEAR      5-YEAR     10-YEAR      (12/31/69)
-------------------------------------------------------------------------------------------
Cumulative Total Return(1)                   +0.61%     +56.07%     +167.45%     +1,050.15%

Average Annual Total Return(2)               +0.61%      +9.31%      +10.34%         +8.48%

Value of $10,000 Investment(3)             $10,061     $15,607      $26,745       $115,015

AS OF 11/30/99

SHARE CLASS                      A       B        C      ADVISOR
---------------------------------------------------------------
Distribution Rate(5)           10.00%   9.90%    9.80%   10.58%

30-Day Standardized Yield(6)   10.77%  10.77%   10.65%   11.42%

For updated performance figures, see "Prices and Performance" on the Internet at www.franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +15.16% and +4.82% respectively.

5. Distribution rate is based on an annualization of the respective class's November dividend and the maximum offering price (net asset value price for Class B and Advisor Class) per share on November 30, 1999.

6. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended November 30, 1999.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance does not guarantee future results.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

Financial Highlights

                                                                               CLASS A
                                         ----------------------------------------------------------------------------------------
                                         SIX MONTHS ENDED
                                         NOVEMBER 30, 1999                              YEAR ENDED MAY 31,
                                                          -----------------------------------------------------------------------
                                            (UNAUDITED)***  1999          1998            1997            1996            1995
                                         ----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
 period)
Net asset value, beginning of period ..       $2.69            $2.98         $2.90          $2.79           $2.77           $2.70
                                         ----------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ................         .13              .26           .26            .26             .25             .26
 Net realized and unrealized gains
  (losses) ............................        (.16)            (.29)          .08            .11             .03             .07
                                         ----------------------------------------------------------------------------------------
Total from investment operations ......        (.03)            (.03)          .34            .37             .28             .33
                                         ----------------------------------------------------------------------------------------
Less distributions from net investment
  income ..............................        (.13)            (.26)         (.26)          (.26)           (.26)           (.26)
                                         ----------------------------------------------------------------------------------------
Net asset value, end of period ........       $2.53            $2.69         $2.98          $2.90           $2.79           $2.77
                                         ========================================================================================


Total return** ........................       (1.03%)           (.74%)       12.32%         14.09%          10.75%          13.34%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .....  $2,895,822       $3,108,809    $3,236,134     $2,638,914      $2,183,738      $1,908,853
Ratios to average net assets:
 Expenses .............................         .74%*            .72%          .70%           .71%            .70%            .66%
 Net investment income ................       10.02%*           9.40%         9.04%          9.31%           9.07%           9.71%
Portfolio turnover rate ...............       14.59%           27.55%        29.69%         20.01%          19.87%          28.56%


*Annualized

**Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

***Based on average shares outstanding.


FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

Financial Highlights (continued)

                                                                                                CLASS B
                                                                  -------------------------------------------------
                                                                                SIX MONTHS ENDED
                                                                                NOVEMBER 30, 1999   YEAR ENDED
                                                                                  (UNAUDITED)***   MAY 31, 1999(1)
                                                                  -------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......................                            $2.68         $2.76
                                                                  -------------------------------------------------
Income from investment operations:
 Net investment income ....................................                              .12           .11
 Net realized and unrealized gains (losses) ...............                             (.16)         (.08)
                                                                  -------------------------------------------------
Total from investment operations ..........................                             (.04)          .03
                                                                  -------------------------------------------------
Less distributions from net investment income .............                             (.12)         (.11)
                                                                  -------------------------------------------------
Net asset value, end of period ............................                            $2.52         $2.68
                                                                  =================================================
Total return** ............................................                            (1.68%)        1.29%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .........................                          $58,554       $26,095
Ratios to average net assets:
 Expenses .................................................                             1.25%*        1.24%*
 Net investment income ....................................                             9.46%*        8.41%*
Portfolio turnover rate ...................................                            14.59%        27.55%


*Annualized

**Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.

***Based on average shares outstanding.

(1) For the period January 1, 1999 (effective date) to May 31, 1999.


FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

Financial Highlights (continued)


                                                                          CLASS C
                                             ----------------------------------------------------------------------
                                             SIX MONTHS ENDED
                                             NOVEMBER 30, 1999                  YEAR ENDED MAY 31,
                                                               ----------------------------------------------------
                                               (UNAUDITED)***     1999       1998      1997      1996     1995(2)
                                             ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)
Net asset value, beginning of period ....          $2.69          $2.98      $2.90     $2.79     $2.77     $2.76
                                             ----------------------------------------------------------------------
Income from investment operations:
 Net investment income ..................            .12            .25        .25       .25       .25        --
 Net realized and unrealized gains
  (losses) ..............................           (.16)          (.29)       .08       .11       .02       .01
                                             ----------------------------------------------------------------------
Total from investment operations ........           (.04)          (.04)       .33       .36       .27       .01
                                             ----------------------------------------------------------------------
Less distributions from net investment
  income ................................           (.12)          (.25)      (.25)     (.25)     (.25)       --
                                             ----------------------------------------------------------------------
Net asset value, end of period ..........          $2.53          $2.69      $2.98     $2.90     $2.79     $2.77
                                             ======================================================================


Total return** ..........................          (1.66%)         (.93%)    11.69%    13.41%    10.06%      .36%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......       $448,084       $487,196   $394,612  $151,073   $46,064      $713
Ratios to average net assets:
 Expenses ...............................           1.25%*         1.24%      1.23%     1.25%     1.25%     1.14%*
 Net investment income ..................           9.50%*         8.89%      8.51%     8.75%     8.50%     6.91%*
Portfolio turnover rate .................          14.59%         27.55%     29.69%    20.01%    19.87%    28.56%


*Annualized

**Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

***Based on average shares outstanding.

(2) For the period May 16, 1995 (effective date) to May 31, 1995.


FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

Financial Highlights (continued)


                                                                                 ADVISOR CLASS
                                                             ------------------------------------------------------
                                                               SIX MONTHS ENDED        YEAR ENDED MAY 31,
                                                               NOVEMBER 30, 1999 ----------------------------------
                                                                (UNAUDITED)***      1999      1998     1997(3)
                                                             ------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...................             $2.69         $2.98      $2.90     $2.90
                                                             ------------------------------------------------------
Income from investment operations:
 Net investment income .................................               .13           .27        .27       .12
 Net realized and unrealized gains (losses) ............              (.16)         (.29)       .08      (.01)
                                                             ------------------------------------------------------
Total from investment operations .......................              (.03)         (.02)       .35       .11
                                                             ------------------------------------------------------
Less distributions from net investment income ..........              (.13)         (.27)      (.27)     (.11)
                                                             ------------------------------------------------------
Net asset value, end of period .........................             $2.53         $2.69      $2.98     $2.90
                                                             ======================================================


Total return**                                                        (.96%)        (.61%)    12.46%     3.94%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ......................           $46,951       $39,354    $28,026    $6,224
Ratios to average net assets:
 Expenses ..............................................               .60%*         .59%       .58%      .61%*
 Net investment income .................................             10.16%*        9.52%      9.17%     9.25%*
Portfolio turnover rate ................................             14.59%        27.55%     29.69%    20.01%


*Annualized

**Total return is not annualized.

***Based on average shares outstanding.

(3)For the period January 2, 1997 (effective date) to May 31, 1997.


                       See notes to financial statements.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

STATEMENT OF INVESTMENTS, NOVEMBER 30, 1999 (UNAUDITED)

                                                                                   SHARES/
                                                                                   RIGHTS/
                                                                                   WARRANTS            VALUE
-------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS, WARRANTS AND RIGHTS 1.2%
(a)   Advantica Restaurant Group Inc., A                                             612,439       $ 1,071,768
(a)   Darling International Inc.                                                     504,447         1,103,478
(a)   Gaylord Container Corp., wts., 11/01/02                                        232,762         1,396,572
(a)   Gulf States Steel Inc., wts., 4/15/03                                           27,800                28
(a,e) Harvard Industries Inc.                                                        793,966         6,847,957
(a)   International Wire Holding Co., wts., 8/15/01                                   36,400                36
(a)   Jack in the Box Inc.                                                            24,090           507,396
(a)   Key Energy Services Inc., wts., 1/15/09                                         30,000           603,750
(a)   Loral Space & Communications Ltd., wts., 1/15/07                                35,300           300,294
(a)   McCaw International Ltd., wts., 4/15/07                                         28,500           228,000
(a)   McMoran Exploration Co.                                                         25,937           565,751
      Nabisco Group Holdings Corp.                                                   510,000         5,896,875
(a)   Nextel Communications Inc., A                                                   64,337         6,377,405
(a)   Occidente Y Caribe Celular, 144A, wts., 3/15/04 (Columbia)                     152,660         2,289,900
(a)   Penn Traffic Co.                                                               389,598         2,970,685
      Phosphate Resource Partners LP                                                 415,000         4,435,313
(a)   Poland Telecom Finance, 144A, wts., 12/01/07 (Poland)                           30,000           105,000
(a)   R & B Falcon Corp., 144A, wts., 5/01/09                                         11,750         2,937,500
      R.J. Reynolds Tobacco Holdings Inc.                                            170,000         3,623,125
(a)   Specialty Foods Corp., 144A                                                     97,500                --
(a)   United Mexican States, rts., 6/30/03 (Mexico)                                    3,000                --
      Walter Industries Inc.                                                         189,505         2,013,491
                                                                                                   -----------
    TOTAL COMMON STOCKS, WARRANTS AND RIGHTS (COST $87,502,443)                                     43,274,324
                                                                                                   -----------
    PREFERRED STOCKS 2.3%
    Asia Pulp & Paper Co. Ltd., 12.00%, pfd. (Indonesia)                            24,700          15,808,000
    CMS Energy Trust I, 7.75%, cvt. pfd.                                           530,000          24,048,750
    Fresenius Medical Care AG, 9.00%, pfd.                                          13,100          12,641,500
(a) R&B Falcon Corp., 13.875%, pfd., PIK                                            12,621          13,126,308
    Sinclair Capital, 11.625%, pfd.                                                147,000          14,442,750
                                                                                                   -----------
    TOTAL PREFERRED STOCKS (COST $91,047,481)                                                       80,067,308
                                                                                                   -----------


                                                                                PRINCIPAL
                                                                                 AMOUNT*
                                                                               -----------
    BONDS 92.7%
    COMMERCIAL SERVICES 4.5%
    American Commercial Lines LLC, senior note, 10.25%, 6/30/08               $ 22,700,000        21,792,000
    AmeriServe Food Distribution Inc., senior note, 8.875%, 10/15/06            11,350,000         6,185,750
    AmeriServe Food Distribution Inc., senior sub. note, 10.125%, 7/15/07       19,010,000         5,798,050
    Big Flower Press Holdings Inc., 8.625%, 12/01/08                            17,300,000        17,732,500
    Big Flower Press Holdings Inc., senior sub. note, 8.875%, 7/01/07           12,100,000        12,402,500
    Fleming Cos. Inc., senior sub. note, B, 10.50%, 12/01/04                    15,000,000        13,987,500
    Fleming Cos. Inc., senior sub. note, B, 10.625%, 7/31/07                    14,000,000        12,775,000
    Intertek Finance PLC, senior sub. note, B, 10.25%, 11/01/06
      (United Kingdom)                                                           9,400,000         8,894,750
    Iron Mountain Inc., 8.25%, 7/01/11                                           7,500,000         6,881,250
    Iron Mountain Inc., senior sub. note, 8.75%, 9/30/09                        16,650,000        15,900,750


FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

STATEMENT OF INVESTMENTS, NOVEMBER 30, 1999 (UNAUDITED) (CONT.)

                                                                                PRINCIPAL
                                                                                  AMOUNT*           VALUE
-------------------------------------------------------------------------------------------------------------
    BONDS (CONT.)
    COMMERCIAL SERVICES (CONT.)
    Lamar Advertising Co., senior sub. note, 9.625%, 12/01/06 ............    $ 20,000,000      $ 20,700,000
    Tembec Finance Corp., senior note, 9.875%, 9/30/05 (Canada) ..........      11,000,000        11,495,000
                                                                                                 -----------
                                                                                                 154,545,050
                                                                                                 -----------
    CONSUMER DURABLES .7%
    Dura Operating Corp., senior sub. note, B, 9.00%, 5/01/09 ............      11,000,000        10,450,000
    Sealy Mattress Co., senior disc. note, B, zero cpn. to
        12/15/02, 10.875% thereafter, 12/15/07 ...........................      10,200,000         7,191,000
    Sealy Mattress Co., senior sub. note, B, 9.875%, 12/15/07 ............       6,800,000         6,800,000
                                                                                                 -----------
                                                                                                  24,441,000
                                                                                                 -----------
    CONSUMER NON-DURABLES 3.7%
    Agrilink Foods Inc., 11.875%, 11/01/08 ...............................      17,000,000        16,490,000
    Delta Beverage Group Inc., senior note, 9.75%, 12/15/03 ..............       2,800,000         2,786,000
    Hartmarx Corp., senior sub. note, 10.875%, 1/15/02 ...................      15,000,000        14,962,500
    International Home Foods Inc., senior sub. note, 10.375%, 11/01/06 ...      11,200,000        11,690,000
    Premier International Foods, senior note, 144A, 12.00%, 9/01/09 ......      16,000,000        16,240,000
    Revlon Consumer Products Corp., senior sub. note, 8.625%, 2/01/08 ....      42,000,000        23,940,000
    SFC New Holdings Inc., senior note, 11.25%, 8/15/01 ..................      19,000,000        17,480,000
    SFC New Holdings Inc., zero cpn. to 6/15/05, 11.00% thereafter,
       12/15/09 ..........................................................         909,980                --
    Specialty Retailers Inc., senior sub. note, 8.5%, 7/15/05 ............       7,250,000         5,473,750
    Specialty Retailers Inc., senior sub. note, B, 9.00%, 7/15/07 ........       5,000,000         2,875,000
    Styling Technology Corp., senior sub. note, 10.875%, 7/01/08 .........      22,000,000        14,410,000
                                                                                                 -----------
                                                                                                 126,347,250
                                                                                                 -----------
    CONSUMER SERVICES 16.1%
    Advantica Restaurant Group Inc., senior note, 11.25%, 1/15/08 ........      13,896,030        10,977,864
    AMF Bowling Worldwide Inc., senior disc. note, B, zero cpn. to
       3/15/01, 12.25% thereafter, 3/15/06 ...............................       9,951,000         4,428,195
    AMFM Inc., 144A, 9.00%, 10/01/08 .....................................       8,400,000         8,820,000
    AMFM Inc., senior note, 8.00%, 11/01/08 ..............................      23,500,000        23,735,000
    AMFM Inc., senior sub. note, B, 8.75%, 6/15/07 .......................      15,000,000        15,225,000
    Ascent Entertainment Group Inc., senior disc. note, zero cpn.
       to 12/15/02, 11.875% thereafter, 12/15/04 .........................      19,500,000        14,625,000
    Aztar Corp., senior sub. note, 8.875%, 5/15/07 .......................      30,500,000        29,508,750
    Benedek Communications Corp., senior disc. note, zero cpn.
       to 5/15/01, 13.25% thereafter, 5/15/06 ............................      24,500,000        22,295,000
    Charter Communications Holdings LLC, senior disc. note,
       zero cpn. to 4/01/04, 9.92% thereafter, 4/01/11 ...................      39,000,000        23,692,500
    CKE Restaurants Inc., senior sub. note, 9.125%, 5/01/09 ..............      19,500,000        14,235,000
    CSC Holdings Inc., senior sub. deb., 10.50%, 5/15/16 .................      20,000,000        22,350,000
    CSC Holdings Inc., senior sub. deb., 9.875%, 4/01/23 .................       5,000,000         5,175,000
    Diamond Cable Communication Co., senior disc. note, zero cpn. to
       2/15/02, 10.75% thereafter, 2/15/07 (United Kingdom) ..............       7,850,000         6,280,000
    Diamond Holdings PLC, senior note, 9.125%, 2/01/08 (United Kingdom) ..      10,600,000        10,600,000
    Family Restaurant Inc., senior note, 9.75%, 2/01/02 ..................      10,850,000         5,045,250
    Fox/Liberty Networks LLC, senior disc. note, zero cpn.
       to 8/15/02, 9.75% thereafter, 8/15/07 .............................      22,650,000        18,233,250
    Fox/Liberty Networks LLC, senior note, 8.875%, 8/15/07 ...............      15,000,000        15,337,500
    Granite Broadcasting Corp., senior sub. note, A, 10.375%, 5/15/05 ....       7,100,000         7,277,500
    Hammons (John Q) Hotels, first mortgage, 8.875%, 2/15/04 .............      20,000,000        18,200,000
    Hammons (John Q) Hotels, first mortgage, 9.75%, 10/01/05 .............       4,500,000         4,162,500
    Harrah's Operating Co. Inc., senior sub. note, 7.875%, 12/15/05 ......      15,250,000        14,754,375


FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

STATEMENT OF INVESTMENTS, NOVEMBER 30, 1999 (UNAUDITED) (CONT.)

                                                                                PRINCIPAL
                                                                                  AMOUNT*           VALUE
-------------------------------------------------------------------------------------------------------------
    BONDS (CONT.)
    CONSUMER SERVICES (CONT.)
    Hollinger International Inc., senior sub. note, 9.25%, 2/01/06 .......     $ 6,400,000       $ 6,304,000
    Hollinger International Publishing Inc., senior sub. note,
        9.25%, 3/15/07 ...................................................      12,800,000        12,608,000
    Horseshoe Gaming Holding, senior sub. note, 8.625%, 5/15/09 ..........      30,200,000        28,992,000
    Jacor Communications Co., senior sub. note, 9.75%, 12/15/06 ..........       6,400,000         7,104,192
    LIN Holdings Corp., senior disc. note, zero cpn. to
        3/01/03, 10.00% thereafter, 3/01/08 ..............................      17,300,000        11,764,000
    LIN Television Corp., senior sub. note, 8.375%, 3/01/08 ..............      19,000,000        18,050,000
    Players International Inc., senior note, 10.875%, 4/15/05 ............       4,750,000         5,046,875
    Premier Parks Inc., senior disc. note, zero cpn. to
        4/01/03, 10.00% thereafter, 4/01/08 ..............................       8,000,000         5,425,000
    Premier Parks Inc., senior note, 9.25%, 4/01/06 ......................       8,000,000         7,800,000
    Premier Parks Inc., senior note, 9.75%, 6/15/07 ......................      22,500,000        22,443,750
    Prime Hospitality Corp., senior sub. note, B, 9.75%, 4/01/07 .........      23,200,000        22,388,000
    Protection One Alarm Monitoring Inc., senior sub. note,
        144A, 8.125%, 1/15/09 ............................................      37,000,000        15,910,000
    Regal Cinemas Inc., senior sub. note, 9.50%, 6/01/08 .................      39,500,000        32,686,250
    Rogers Cablesystems, senior secured deb., 10.125%, 9/01/12 (Canada) ..       5,000,000         5,387,500
    Sinclair Broadcast Group Inc., senior sub. note, 10.00%, 9/30/05 .....      14,400,000        14,364,000
    Telewest Communications PLC, senior disc. note, 144A, zero cpn.
        to 4/15/04, 9.25% thereafter, 4/15/09 (United Kingdom) ...........      14,750,000         9,292,500
    Telewest Communications PLC, senior note, 11.25%, 11/01/08
        (United Kingdom) .................................................       4,000,000         4,360,000
    United Pan-Europe Communications NV, senior disc. note,144A, zero
        cpn. to 8/01/04, 12.50% thereafter,  8/01/09 (Netherlands) .......      52,500,000        30,187,500
                                                                                                 -----------
                                                                                                 555,071,251
                                                                                                 -----------
    ELECTRONIC TECHNOLOGY 4.8%
    Amkor Technology Inc., senior note, 144A, 9.25%, 5/01/06 .............      40,000,000        39,800,000
    Amphenol Corp., senior sub. note, 9.875%, 5/15/07 ....................       5,000,000         5,075,000
    Bresnan Communications Group LLC, senior note, 8.00%, 2/01/09 ........       4,400,000         4,433,000
    Bresnan Communications Group LLC, zero cpn. to 2/01/04, 9.25%
       thereafter, 2/01/09 ...............................................      10,000,000         6,875,000
    Focal Communications Corp., senior disc. note, B, zero cpn.
       to 2/15/03, 12.125% thereafter, 2/15/08 ...........................      29,000,000        17,835,000
    Hadco Corp., senior sub. note, 9.50%, 6/15/08 ........................      25,000,000        24,312,500
    L-3 Communications Holdings Inc., senior sub. note, 10.375%,
       5/01/07 ...........................................................       5,400,000         5,589,000
(c) PSINet Inc., senior note, 10.50%, 12/01/06 ...........................      11,500,000        11,500,000
    PSINet Inc., senior note, 144A, 11.00%, 8/01/09 ......................      27,250,000        28,067,500
    Telecommun Techniques Co., senior sub. note, 9.75%, 5/15/08 ..........      24,000,000        22,560,000
                                                                                                 -----------
                                                                                                 166,047,000
                                                                                                 -----------
    ENERGY MINERALS 4.7%
    Abraxas Petroleum Corp., senior note, D, 11.50%, 11/01/04 ............      37,100,000        25,784,500
    AEI Resources Inc., senior sub. note, 144A, 11.50%, 12/15/06 .........      20,000,000        14,100,000
    Bellwether Exploration Co., senior sub. note, 10.875%, 4/01/07 .......       5,000,000         4,550,000
    Chesapeake Energy Corp., senior note, B, 9.625%, 5/01/05 .............       7,000,000         6,755,000
    Clark R&M Inc., senior sub. note, 8.875%, 11/15/07 ...................       9,000,000         5,805,000
    Clark USA Inc., senior note, 10.875%, 12/01/05 .......................      22,000,000        11,110,000
    Conproca SA, S.F., senior secured note, 144A, 12.00%,
       6/16/10 (Mexico) ..................................................      33,300,000        32,467,500
    Mesa Operating Co., zero cpn. to 7/01/01,11.625% thereafter,
       7/01/06 ...........................................................       4,300,000         3,805,500
    Nuevo Energy Co., senior sub. note, 9.50%, 6/01/08 ...................      17,900,000        17,944,750

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

STATEMENT OF INVESTMENTS, NOVEMBER 30, 1999 (UNAUDITED) (CONT.)

                                                                                PRINCIPAL
                                                                                  AMOUNT*           VALUE
-------------------------------------------------------------------------------------------------------------
    BONDS (CONT.)
    ENERGY MINERALS (CONT.)
    P&L Coal Holdings Corp., senior note, B, 8.875%, 5/15/08 .............     $ 7,000,000       $ 6,965,000
    P&L Coal Holdings Corp., senior sub. note, B, 9.625%, 5/15/08 ........      33,000,000        32,711,250
                                                                                                 -----------
                                                                                                 161,998,500
                                                                                                 -----------
    FINANCE 1.4%
    Sovereign Bancorp Inc., senior note, 10.50%, 11/15/06 ................      23,000,000        23,230,000
    Willis Corroon Corp., senior sub. note, 9.00%, 2/01/09 ...............      30,000,000        25,350,000
                                                                                                 -----------
                                                                                                  48,580,000
                                                                                                 -----------
    GOVERNMENT BONDS .4%
    ESCOM, E168, 11.00%, 6/01/08 (South Africa) ..........................     108,800,000 ZAR    14,425,911
                                                                                                 -----------
    HEALTH SERVICES 3.0%
    Abbey Healthcare Group Inc., senior sub. note, 9.50%, 11/01/02 .......         605,000           580,800
    Everest Healthcare Services Corp., senior sub. note, 9.75%, 5/01/08 ..      18,000,000        16,650,000
    Fresenius Medical Care Capital Trust, 7.875%, 2/01/08 ................      24,000,000        21,840,000
    Iasis Healthcare Corp., senior sub. note, 144A, 13.00%, 10/15/09 .....      35,000,000        35,962,500
    Magellan Health Services Inc., senior sub. note, 9.00%, 2/15/08 ......      20,000,000        16,200,000
    Pharmerica Inc., senior sub. note, 8.375%, 4/01/08 ...................       8,400,000         6,153,000
(d) Vencor Operating Inc., senior sub. note, 9.875%, 5/01/05 .............      29,000,000         5,800,000
                                                                                                 -----------
                                                                                                 103,186,300
                                                                                                 -----------
    HEALTH TECHNOLOGY .4%
    Conmed Corp., senior sub. note, 9.00%, 3/15/08 .......................      15,000,000        13,725,000
                                                                                                 -----------
    INDUSTRIAL SERVICES 4.9%
    Allied Waste North America Inc., senior note, B, 7.875%, 1/01/09 .....      34,000,000        30,430,000
    Allied Waste North America Inc., senior sub. note, 144A, 10.00%,
       8/01/09 ...........................................................      10,000,000         9,162,500
    Great Lakes Dredge & Dock Corp., senior sub. note, 11.25%, 8/15/08 ...       4,750,000         4,910,313
    Key Energy Services Inc., 14.00%, 1/15/09 ............................      30,000,000        32,850,000
    Pride Petroleum Services Inc., senior note, 9.375%, 5/01/07 ..........       6,600,000         6,600,000
    R & B Falcon Corp., 9.50%, 12/15/08 ..................................       7,400,000         7,474,000
    R & B Falcon Corp., senior note, 12.25%, 3/15/06 .....................      10,850,000        11,826,500
    RBF Finance Co., senior note, 11.375%, 3/15/09 .......................       8,750,000         9,450,000
    Safety Kleen Services, senior sub. note, 9.25%, 6/01/08 ..............      20,000,000        19,800,000
    Universal Compression Inc., senior disc. note, zero cpn.
       to 2/15/03, 9.875% thereafter, 2/15/08 ............................      31,800,000        19,596,750
    URS Corp., senior sub. note, 12.25%, 5/01/09 .........................      16,500,000        17,118,750
                                                                                                 -----------
                                                                                                 169,218,813
                                                                                                 -----------
    NON-ENERGY MINERALS 1.4%
    Armco Inc., senior note, 9.00%, 9/15/07 ..............................       5,200,000         5,278,000
    Bear Island Paper Co. LLC, senior note, B, 10.00%, 12/01/07 ..........      11,700,000        11,290,500
    Doman Industries Ltd., senior note, B, 9.25%, 11/15/07 (Canada) ......       2,800,000         2,198,000
    LTV Corp., senior note, 8.20%, 9/15/07 ...............................      27,500,000        24,750,000
    Sheffield Steel Corp., first mortgage, B, 11.50%, 12/01/05 ...........       8,000,000         6,680,000
                                                                                                 -----------
                                                                                                  50,196,500
                                                                                                 -----------

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

STATEMENT OF INVESTMENTS, NOVEMBER 30, 1999 (UNAUDITED) (CONT.)

                                                                                PRINCIPAL
                                                                                  AMOUNT*           VALUE
-------------------------------------------------------------------------------------------------------------
    BONDS (CONT.)
    PROCESS INDUSTRIES 8.1%
    Anchor Glass Container, senior note, 9.875%, 3/15/08 .................    $ 17,300,000      $ 15,224,000
    Anchor Glass, first mortgage, 11.25%, 4/01/05 ........................      23,700,000        22,159,500
    Ball Corp., senior sub. note, 8.25%, 8/01/08 .........................       5,500,000         5,348,750
    Climachen Inc., senior sub. note, B, 10.75%, 12/01/07 ................       7,500,000         4,162,500
    Container Corp. of America, senior note, A, 9.75%, 4/01/03 ...........      12,000,000        12,480,000
    Equistar Chemicals LP, senior note, 8.75%, 2/15/09 ...................      20,000,000        19,700,000
    Four M Corp., senior note, B, 12.00%, 6/01/06 ........................      23,700,000        21,981,750
    Graham Packaging Co., senior disc. note, B, zero cpn.,
        to 1/15/03, 10.75% thereafter, 1/15/09 ...........................       5,600,000         3,584,000
    Graham Packaging Co., senior sub. note, B, 8.75%, 1/15/08 ............       6,600,000         6,270,000
    Huntsman Corp., senior sub. note, 144A, 9.50%, 7/01/07 ...............       5,000,000         4,725,000
    Huntsman ICI Chemicals LLC, senior disc. note, 144A,
        zero cpn., 12/31/09 ..............................................      76,130,000        22,648,675
    Lyondell Chemical Co., 9.625%, 5/01/07 ...............................       2,400,000         2,472,000
    Lyondell Chemical Co., 9.875%, 5/01/07 ...............................      11,600,000        11,948,000
    Lyondell Chemical Co., 10.875%, 5/01/09 ..............................       2,400,000         2,472,000
    Pindo Deli Finance Mauritius, senior note, 11.75%,
        10/01/17 (Indonesia) .............................................      30,900,000        20,703,000
(d) Polysindo International Finance Co. BV, secured note, 9.375%,
        7/30/07 (Indonesia) ..............................................      27,750,000         6,382,500
(d) Purina Mills Inc., senior sub. note, 9.00%, 3/15/10 ..................      40,000,000         9,000,000
    Radnor Holdings Inc., senior note, 10.00%, 12/01/03 ..................       6,250,000         6,281,250
    Repap New Brunswick, senior note, 9.00%, 6/01/04 (Canada) ............      13,600,000        13,464,000
    Terra Industries Inc., senior note, B, 10.50%, 6/15/05 ...............      15,000,000         9,525,000
    Tjiwi Kimia Finance Mauritius, senior note, 10.00%, 8/01/04
        (Indonesia) ......................................................      11,000,000         8,030,000
    Westpoint Stevens Inc., senior note, 7.875%, 6/15/08 .................      17,500,000        16,450,000
    ZSC Specialty Chemicals PLC, 144A, 11.00%, 7/01/09 ...................      33,000,000        33,825,000
                                                                                                 -----------
                                                                                                 278,836,925
                                                                                                 -----------
    PRODUCER MANUFACTURING 6.2%
    Advanced Accessory Systems, senior sub. note, B, 9.75%, 10/01/07 .....       8,000,000         7,220,000
    Airxcel Inc., senior sub. note, B, 11.00%, 11/15/07 ..................      13,500,000        13,297,500
    American Axle & Manufacturing Inc., 9.75%, 3/01/09 ...................      26,800,000        26,934,000
    Cambridge Industries Inc., senior sub. note, B, 10.25%, 7/15/07 ......       4,700,000         2,843,500
    Collins & Aikman Products, senior sub. note, 11.50%, 4/15/06 .........       9,500,000         9,357,500
(d) Goss Graphic Systems Inc., senior sub. note, 12.00%, 10/15/06 ........      15,150,000         2,651,250
    Keystone Consolidated Industries Inc., senior note, 9.625%, 8/01/07 ..       7,000,000         6,440,000
    Neenah Corp., F, 11.125%, 5/01/07 ....................................       6,100,000         5,673,000
    Neenah Corp., senior sub. note, B, 11.125%, 5/01/07 ..................       6,100,000         5,657,750
    Nortek Inc., 8.875%, 8/01/08 .........................................       8,000,000         7,640,000
    Nortek Inc., senior note, B, 9.125%, 9/01/07 .........................      19,200,000        18,816,000
    Oshkosh Truck Corp., senior sub. note, 8.75%, 3/01/08 ................      13,200,000        12,870,000
    Talon Automotive Group Inc., senior sub. note, B, 9.625%, 5/01/08 ....      20,850,000        13,031,250
    Tenneco Automotive Inc., senior sub. note, 144A, 11.625%, 10/15/09 ...      30,000,000        30,300,000
    Terex Corp., 8.875%, 4/01/08 .........................................       9,500,000         9,025,000
    Terex Corp., senior sub. note, 8.875%, 4/01/08 .......................      24,750,000        23,512,500
    Thermadyne Industries Inc., sub. note, 10.75%, 11/01/03 ..............      19,781,000        18,297,425
                                                                                                 -----------
                                                                                                 213,566,675
                                                                                                 -----------

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

STATEMENT OF INVESTMENTS, NOVEMBER 30, 1999 (UNAUDITED) (CONT.)

                                                                                                    PRINCIPAL
                                                                                                     AMOUNT*                VALUE
------------------------------------------------------------------------------------------------------------------------------------
BONDS (CONT.)

    REAL ESTATE 2.3%
    HMH Properties Inc., senior secured note, B, 7.875%, 8/01/08 .....................            $50,000,000            $45,250,000
    Lodgian Finance Corp, 12.25%, 7/15/09 ............................................             34,250,000             33,736,250
                                                                                                                         -----------
                                                                                                                          78,986,250
                                                                                                                         -----------
    RETAIL TRADE .4%
(d) Bruno's Inc., senior sub. note, 10.50%, 8/01/05 ..................................             12,500,000                 93,750
    Penn Traffic Co., 11.00%, 6/29/09 ................................................              2,048,250              1,761,495
    Pueblo Xtra International, senior note, 9.50%, 8/01/03 ...........................              9,500,000              6,697,500
    Pueblo Xtra International, senior note, C, 9.50%, 8/01/03 ........................              5,000,000              3,525,000
                                                                                                                         -----------
                                                                                                                          12,077,745
                                                                                                                         -----------
    TECHNOLOGY SERVICES .8%
    Anacomp Inc., senior sub. note, D, 10.875%, 4/01/04 ..............................             28,200,000             28,200,000
                                                                                                                         -----------
    TELECOMMUNICATIONS 23.5%
    Allegiance Telecom Inc., senior disc. note, B, zero cpn. to 2/15/03,
     11.75%, thereafter, 2/15/08 .....................................................             22,000,000             15,400,000
    Allegiance Telecom Inc., senior note, 12.875%, 5/15/08 ...........................             20,500,000             22,755,000
    Arch Escrow Corp., 13.75%, 4/15/08 ...............................................             14,500,000             11,817,500
    Arch Communications Group Inc., senior disc. note, zero cpn. to 3/15/01,
     10.875% thereafter, 3/15/08 .....................................................             33,450,000             15,219,750
    Call-Net Enterprises Inc., senior disc. note, zero cpn. to 5/15/04,
     10.80% thereafter, 5/15/09 (Canada) .............................................             29,500,000             14,750,000
    Clearnet Communications Inc., senior disc. note, zero cpn. to 5/01/04,
     10.125% thereafter, 5/01/09 .....................................................             48,250,000             29,673,750
    Crown Castle International Corp., senior disc. note, 144A, zero cpn. to
      8/01/04, 11.25% thereafter, 8/01/11 ............................................             51,000,000             31,620,000
    Dobson/Sygnet Communications, 12.25%, 12/15/08 ...................................             34,250,000             37,931,875
    Global Crossing Holdings Ltd., senior sub. note, 144A, 9.50%,
     11/15/09 (Bermuda) ..............................................................             40,000,000             39,500,000
(d) ICO Global Communications Holdings Ltd., 15.00%, 8/01/05 .........................             35,000,000             17,500,000
    IntelCom Group Inc., senior secured disc. note, zero cpn. to 5/01/01,
     12.50% thereafter, 5/01/06 ......................................................             32,500,000             24,456,250
    Intermedia Communications Inc., senior disc. note, B, zero cpn. to
     7/15/02, 11.25% thereafter, 7/15/07 .............................................             37,500,000             27,562,500
    Intermedia Communications Inc., senior note, 9.50%, 3/01/09 ......................             10,000,000              9,600,000
(d) International Wireless Holding Co., senior disc. note, 8/15/01 ...................             36,400,000              3,731,000
(d) Iridium LLC/CAP, senior note, Series D, 10.875%, 7/15/05 .........................             17,000,000              1,190,000
    IXC Communications Inc., senior sub. note, 9.00%, 4/15/08 ........................             15,900,000             16,138,500
    Level 3 Communications Inc., zero cpn. to 12/01/03,10.50% thereafter,
     12/01/08 ........................................................................             63,000,000             38,430,000
    Loral Space & Communications Ltd., senior disc. note, zero cpn ...................
     to 1/15/02, 12.50% thereafter, 1/15/07 ..........................................             35,300,000             16,414,500
    McCaw International Ltd., senior disc. note, zero cpn. to 4/15/02,
     13.00% thereafter, 4/15/07 ......................................................             28,500,000             19,539,600
    McLeodUSA Inc., senior disc. note, zero cpn. to 3/01/02,
     10.50% thereafter, 3/01/07 ......................................................             10,000,000              8,000,000
    McLeodUSA Inc., senior note, 9.50%, 11/01/08 .....................................             16,000,000             16,240,000
    Metrocall Inc., senior sub. note, 9.75%, 11/01/07 ................................             31,000,000             18,290,000
    Metrocall Inc., senior sub. note, 11.00%, 9/15/08 ................................             10,000,000              6,125,000
    Microcell Telecommunications Inc., senior disc. note, B, zero cpn ................
     to 12/01/01, 14.00% thereafter, 6/01/06 (Canada) ................................             17,550,000             15,005,250
    Millicom International Cellular SA, senior disc. note, zero cpn ..................
     to 6/01/01, 13.50% thereafter, 6/01/06 (Luxembourg) .............................             22,300,000             17,617,000
    Netia Holdings BV, senior disc. note, B, zero cpn. to 11/01/01,
     11.25% thereafter, 11/01/07 (Poland) ............................................             15,000,000              9,525,000
    Netia Holdings BV, senior note, B, 10.25%, 11/01/07 (Poland) .....................              9,000,000              7,650,000
    Nextel Communications Inc., senior disc. note, zero cpn. to 10/31/02,
     9.75% thereafter, 10/31/07 ......................................................             35,500,000             25,915,000
    Nextel International Inc., senior disc. note, zero cpn. to 4/15/03,
     12.125% thereafter, 4/15/08 .....................................................             20,000,000             11,300,000
    Nextel Partners Inc., zero cpn. to 2/01/04, 14.00% thereafter, 2/01/09 ...........             24,000,000             15,510,000

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

STATEMENT OF INVESTMENTS, NOVEMBER 30, 1999 (UNAUDITED) (CONT.)

                                                                                                    PRINCIPAL
                                                                                                     AMOUNT*                VALUE
------------------------------------------------------------------------------------------------------------------------------------
BONDS (CONT.)
TELECOMMUNICATIONS (CONT.)
NEXTLINK Communications Inc., senior disc. note, zero cpn. to
 4/15/03, 9.45% thereafter, 4/15/08 ..............................................              $20,250,000              $12,453,750
NEXTLINK Communications Inc., senior note, 9.625%, 10/01/07 ......................               17,350,000               16,916,250
NEXTLINK Communications Inc., senior note, 9.00%, 3/15/08 ........................               18,150,000               17,151,750
NTL Inc., senior note, zero cpn. to 4/01/03, 9.75% thereafter, 4/01/08 ...........               50,000,000               34,750,000
Occidente Y Caribe Celular SA, senior disc. note, B, zero cpn ....................
 to 3/15/01, 14.00% thereafter, 3/15/04 (Colombia) ...............................               38,165,000               19,273,325
Paging Network Inc., senior sub. note, 10.125%, 8/01/07 ..........................                7,000,000                2,345,000
Paging Network Inc., senior sub. note, 10.00%, 10/15/08 ..........................               12,800,000                4,288,000
Poland Telecom Finance, senior note, B, 14.00%, 12/01/07 (Poland) ................               30,000,000               22,650,000
RSL Communications PLC, senior disc. note, zero cpn. to 3/01/03,
 10.125% thereafter, 3/01/08 (United Kingdom) ....................................               44,500,000               26,477,500
RSL Communications PLC, senior note, 12.00%, 11/01/08 (United Kingdom) ...........                6,250,000                6,343,750
Rogers Cantel Mobile Inc., senior secured deb., 9.75%, 6/01/16 (Canada) ..........               21,500,000               24,429,375
Spectrasite Holdings Inc., senior disc. note, zero cpn. to 4/15/04,
 11.25% thereafter, 4/15/09 ......................................................               20,500,000               10,762,500
Triton PCS Inc., sub. disc. note, zero cpn. to 5/01/03,
 11.00% thereafter, 5/01/08 ......................................................               25,000,000               17,875,000
VoiceStream Wireless Corp., senior disc. note, 144A, zero cpn. to
 11/15/04, 11.875% thereafter, 11/15/09 ..........................................               29,750,000               17,924,375
Williams Communications Group Inc., senior note, 10.875%, 10/01/09 ...............               32,500,000               34,043,750
                                                                                                                       -------------
                                                                                                                         812,091,800
                                                                                                                       -------------
TRANSPORTATION 3.4%
Gearbulk Holding Ltd., senior note, 11.25%, 12/01/04 (Bermuda) ...................               19,000,000               19,570,000
GS Superhighway (Holdings) Ltd., senior note, 10.25%, 8/15/07 (China) ............               35,000,000               19,035,800
Sea Containers Ltd., senior note, 10.50%, 7/01/03 ................................               10,000,000               10,150,000
Sea Containers Ltd., senior note, 144A, 10.75%, 10/15/06 .........................               19,700,000               19,897,000
Ultrapetrol Ltd., first mortgage, 10.50%, 4/01/08 (Bahamas) ......................               34,000,000               26,010,000
United Air Lines Inc., S.F., pass-through equipment trust, B-2, 9.06%, 9/26/14 ...               20,422,000               21,823,210
                                                                                                                       -------------
                                                                                                                         116,486,010
                                                                                                                       -------------
UTILITIES 2.0%
AES China Generating Co., 10.125%, 12/15/06 (China) ..............................                4,400,000                2,970,000
AES Corp., senior note, 9.50%, 6/01/09 ...........................................                7,500,000                7,575,000
ESI Tractebel Acq. Corp., 7.99%, 12/30/11 ........................................                8,000,000                7,200,000
Midland Cogeneration Venture, S.F., senior lease obligation, A,
 11.75%, 7/23/05 .................................................................                4,500,000                4,972,500
Midland Cogeneration Venture, S.F., senior lease obligation, B,
 13.25%, 7/23/06 .................................................................               11,500,000               13,588,745
SCG Holding Corp., senior sub. note, 144A, 12.00%, 8/01/09 .......................               30,000,000               31,800,000
                                                                                                                       -------------
                                                                                                                          68,106,245
                                                                                                                       -------------
TOTAL BONDS (COST $3,685,865,807) ................................................                                     3,196,134,225
                                                                                                                       -------------
TOTAL LONG TERM INVESTMENTS (COST $3,864,415,731) ................................                                     3,319,475,857
                                                                                                                       -------------

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

STATEMENT OF INVESTMENTS, NOVEMBER 30, 1999 (UNAUDITED) (CONT.)

                                                                                                    PRINCIPAL
                                                                                                     AMOUNT*                VALUE
------------------------------------------------------------------------------------------------------------------------------------
(b)REPURCHASE AGREEMENT 2.0%
Joint Repurchase Agreement, 5.601%, 12/01/99, (Maturity Value $68,971,413)
 (COST $68,960,684) ................................................................            $68,960,684             $68,960,684
 Banc of America Securities LLC
 Barclays Capital Inc.
 Bear Stearns & Co. Inc.
 Chase Securities Inc.
 Donaldson, Lufkin & Jenrette Securities Corp.
 Dresdner Kleinwort Benson, North America LLC
 Goldman, Sachs & Co.
 Paine Webber Inc.
 Paribas Corp.
 Warburg Dillon Read LLC
  Collateralized by U.S. Treasury Bills & Notes
                                                                                                                      --------------
TOTAL INVESTMENTS (COST $3,933,376,415) 98.2% ......................................                                   3,388,436,541
OTHER ASSETS, LESS LIABILITIES 1.8% ................................................                                      60,974,501
                                                                                                                      --------------
NET ASSETS 100.0% ..................................................................                                  $3,449,411,042
                                                                                                                      --------------

CURRENCY ABBREVIATIONS
ZAR - South African Rand


*Securities traded in U.S. dollars unless otherwise indicated.

(a)Non-income producing.

(b)Investment is through participation in a joint account with other funds managed by the investment advisor. At November 30, 1999, all repurchase agreements had been entered into on that date.

(c)Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

(d)See Note 6 regarding defaulted securities.

(e)The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in non-controlled "affiliated companies" at November 30, 1999 were $6,847,957.

                       See notes to financial statements.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

Financial Statements


STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1999 (UNAUDITED)


Assets:
 Investments in securities, at value (Cost $3,933,376,415) ..........................................                $3,388,436,541
 Receivables:
  Investment securities sold ........................................................................                     1,589,250
  Capital shares sold ...............................................................................                    10,156,902
  Dividends and interest ............................................................................                    73,397,100
  Other .............................................................................................                        91,000
                                                                                                                     --------------
      Total assets ..................................................................................                 3,473,670,793
                                                                                                                     --------------
Liabilities:
 Payables:
  Investment securities purchased ...................................................................                    11,500,000
  Capital shares redeemed ...........................................................................                     9,377,511
  Affiliates ........................................................................................                     2,685,669
  Shareholders ......................................................................................                       623,701
 Other liabilities ..................................................................................                        72,870
                                                                                                                     --------------
      Total liabilities .............................................................................                    24,259,751
                                                                                                                     --------------
       Net assets, at value .........................................................................                $3,449,411,042
                                                                                                                     --------------
Net assets consist of:
 Undistributed net investment income ................................................................                   $13,892,936
 Net unrealized depreciation ........................................................................                  (544,881,438)
 Accumulated net realized loss ......................................................................                  (115,307,140)
 Capital shares .....................................................................................                 4,095,706,684
                                                                                                                     --------------
       Net assets, at value .........................................................................                $3,449,411,042
                                                                                                                     --------------
CLASS A:
 Net asset value per share* ($2,895,821,916 / 1,146,531,575 shares outstanding) .....................                         $2.53
                                                                                                                     --------------
 Maximum offering price per share ($2.53 / 95.75%) ..................................................                         $2.64
                                                                                                                     --------------
CLASS B:
 Net asset value and maximum offering price per share*
 ($58,553,944 / 23,218,787 shares outstanding) ......................................................                         $2.52
                                                                                                                     --------------
CLASS C:
 Net asset value per share* ($448,084,405 / 176,959,735 shares outstanding) .........................                         $2.53
                                                                                                                     --------------
 Maximum offering price per share ($2.53 / 99.00%) ..................................................                         $2.56
                                                                                                                     --------------
ADVISOR CLASS:
 Net asset value and maximum offering price per share
 ($46,950,777 / 18,574,118 shares outstanding) ......................................................                         $2.53
                                                                                                                     --------------

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

Financial Statements (continued)


STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 1999 (UNAUDITED)

Investment income:
 Dividends ............................................................................................                  $3,632,871
 Interest .............................................................................................                 186,240,958
                                                                                                                       ------------
      Total investment income .........................................................................                 189,873,829
                                                                                                                       ------------
Expenses:
 Management fees (Note 3) .............................................................................                   8,042,224
 Distribution fees (Note 3)
  Class A .............................................................................................                   2,031,739
  Class B .............................................................................................                     137,685
  Class C .............................................................................................                   1,519,487
 Transfer agent fees (Note 3) .........................................................................                   1,810,152
 Custodian fees .......................................................................................                      24,867
 Reports to shareholders ..............................................................................                     394,792
 Registration and filing fees .........................................................................                     194,754
 Professional fees ....................................................................................                      40,759
 Trustees' fees and expenses ..........................................................................                      33,456
 Other ................................................................................................                      45,732
                                                                                                                       ------------
      Total expenses ..................................................................................                  14,275,647
                                                                                                                       ------------
       Net investment income ..........................................................................                 175,598,182
                                                                                                                       ------------
Realized and unrealized losses:
 Net realized loss from:
  Investments .........................................................................................                 (20,372,088)
  Foreign currency transactions .......................................................................                     (27,573)
                                                                                                                      --------------
       Net realized loss ..............................................................................                 (20,399,661)
 Net unrealized appreciation (depreciation) on:
  Investments .........................................................................................                (198,581,520)
  Translation of assets and liabilities denominated in foreign currencies .............................                      83,325
                                                                                                                       ------------
       Net unrealized depreciation ....................................................................                (198,498,195)
                                                                                                                       ------------
Net realized and unrealized loss ......................................................................                (218,897,856)
                                                                                                                       ------------
Net decrease in net assets resulting from operations ..................................................                $(43,299,674)
                                                                                                                       =============

                                        See notes to financial statements.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

Financial Statements (continued)


Statements of Changes in Net Assets for the six months ended November 30, 1999 (unaudited) and the year ended May 31, 1999

                                                                                        Six Months Ended                Year Ended
                                                                                        November 30, 1999              May 31, 1999
                                                                                       ---------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................................               $175,598,182                $339,921,053
  Net realized gain (loss) from investments and foreign currency transactions               (20,399,661)                 73,264,684
  Net unrealized depreciation on investments and translation
   of assets and liabilities denominated in foreign currencies .............               (198,498,195)               (437,470,931)
                                                                                       ---------------------------------------------
      Net decrease in net assets resulting from operations .................                (43,299,674)                (24,285,194)
 Distributions to shareholders from:
  Net investment income:
   Class A .................................................................               (151,983,457)               (299,008,521)
   Class B .................................................................                 (1,934,084)                   (367,466)
   Class C .................................................................                (22,612,726)                (40,073,283)
   Advisor Class ...........................................................                 (2,269,397)                 (2,875,463)
                                                                                       ---------------------------------------------
 Total distributions to shareholders .......................................               (178,799,664)               (342,324,733)
 Capital share transactions: (Note 2)
  Class A ..................................................................                (25,565,221)                191,216,722
  Class B ..................................................................                 34,775,947                  26,621,191
  Class C ..................................................................                 (9,597,799)                136,698,940
  Advisor Class ............................................................                 10,443,147                  14,754,823
                                                                                       ---------------------------------------------
 Total capital share transactions ..........................................                 10,056,074                 369,291,676
      Net increase (decrease) in net assets ................................               (212,043,264)                  2,681,749
Net assets
 Beginning of period .......................................................              3,661,454,306               3,658,772,557
                                                                                       ---------------------------------------------
 End of period .............................................................             $3,449,411,042              $3,661,454,306
                                                                                       =============================================
Undistributed net investment income included in net assets:
 End of period .............................................................                $13,892,936                 $17,094,418
                                                                                       =============================================

                                        See notes to financial statements.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

Notes to Financial Statements (unaudited)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin High Income Trust (the Trust) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company, consisting of one Fund, the Franklin AGE High Income Fund (the Fund). The Fund seeks to provide a high level of current income while seeking capital appreciation. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

Notes to Financial Statements (unaudited) (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Effective January 1, 1999, Class I and Class II were renamed Class A and Class B, respectively, and the Fund began offering a new class of shares, Class
B. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At November 30, 1999, there were an unlimited number of shares authorized (no par value). Transactions in the Fund's shares were as follows:

                                                         SIX MONTHS ENDED                                 YEAR ENDED
                                                         NOVEMBER 30, 1999                               MAY 31, 1999*
                                                ------------------------------------------------------------------------------------
                                                  SHARES                  AMOUNT                  SHARES                 AMOUNT
                                                ------------------------------------------------------------------------------------
CLASS A
Shares sold ........................            159,693,783            $412,484,050             414,087,089          $1,147,083,301
Shares issued in reinvestment of
 distributions .....................             25,832,451              66,575,358              48,411,868             134,052,298
Shares redeemed ....................           (195,441,779)           (504,624,629)           (393,225,617)         (1,089,918,877)
                                                ------------------------------------------------------------------------------------
Net increase (decrease) ............             (9,915,545)           $(25,565,221)             69,273,340            $191,216,722
                                                ====================================================================================
CLASS B
Shares sold ........................             14,071,647             $36,253,261              10,082,048             $27,600,679
Shares issued in reinvestment of
 distributions .....................                346,395                 887,031                  67,548                 184,499
Shares redeemed ....................               (921,073)             (2,364,345)               (427,778)             (1,163,987)
                                                ------------------------------------------------------------------------------------
Net increase .......................             13,496,969             $34,775,947               9,721,818             $26,621,191
                                                ====================================================================================
CLASS C
Shares sold ........................             25,115,898             $65,154,604              92,143,685            $257,265,284
Shares issued in reinvestment of
 distributions .....................              4,750,676              12,284,598               8,220,312              22,770,924
Shares redeemed ....................            (33,700,095)            (87,037,001)            (51,874,088)           (143,337,268)
                                                ------------------------------------------------------------------------------------
Net increase (decrease) ............             (3,833,521)            $(9,597,799)             48,489,909            $136,698,940
                                                ====================================================================================
ADVISOR CLASS
Shares sold ........................             13,267,938             $34,673,168              17,315,590             $47,913,887
Shares issued in reinvestment of
  distributions ....................                837,319               2,160,502                 985,497               2,728,550
Shares redeemed ....................            (10,155,668)            (26,390,523)            (13,089,579)            (35,887,614)
                                                ------------------------------------------------------------------------------------
Net increase .......................              3,949,589             $10,443,147               5,211,508             $14,754,823
                                                ====================================================================================

*For the period January 1, 1999 (effective date) to May 31, 1999 for Class B shares.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, Inc. (FT Services), and Franklin/Templeton Investor Services, Inc. (Investor Services) the Fund's investment manager, principal underwriter, administrative manager, and transfer agent, respectively.

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

      Annualized
       Fee Rate    Month-End Net Assets
      ---------------------------------------------------------------
         .625%     First $100 million
         .500%     Over $100 million, up to and including $250 million
         .450%     In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .15%, .65%, and .65% per year of its average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of the Fund shares, and received contingent deferred sales charges for the period of $1,150,423 and $279,014, respectively.

The Fund paid transfer agent fees of $1,810,152, of which $1,561,936 was paid to Investor Services.

4. INCOME TAXES

At May 31, 1999, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

       Capital loss carryovers expiring in:
         2000                                $63,753,106
         2001                                 14,304,993
         2002                                 12,243,104
         2003                                  4,606,276
                                             -----------
                                             $94,907,479
                                             ===========

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

Notes to Financial Statements (unaudited) (continued)


4. INCOME TAXES (cont.)

At November 30, 1999, the net unrealized depreciation based on the cost of investments for income tax purposes of $3,933,376,415 was as follows:

        Unrealized appreciation         $  62,177,997
        Unrealized depreciation          (607,117,871)
                                        -------------
        Net unrealized depreciation     $(544,939,874)
                                        =============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and foreign currency transactions.

Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended November 30, 1999 aggregated $501,605,515 and $579,051,095, respectively.

6. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 94.6% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At November 30, 1999, the Fund held defaulted securities with a value aggregating $46,348,500 representing 1.34% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

The Fund has investments in excess of 10% of its total net assets in the Consumer Services and Telecommunications industries. Such concentration may subject the Fund more significantly to economic changes occurring within that industry.

7. OTHER CONSIDERATIONS

Advisers, as the Fund's Manager, may serve as a member of various bondholder's steering committees, representing bondholder's interests in certain corporate restructuring negotiations, or on creditors committees. Currently the Manager serves on the Official Committee of Unsecured Creditors of International Wireless Communication Holdings, Inc. As a result of this involvement, Advisers may be in possession of certain material non-public information. The Fund's Manager has not nor does it intend to sell any of its holdings in these securities while in possession of such information.




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